================================================================================



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                               ------------------



                                January 12, 2001
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                              PanAmSat Corporation

             (Exact name of registrant as specified in its charter)



          Delaware                     0-26035                  95-4607698

(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)


                               One Pickwick Plaza
                               Greenwich, CT 06830

                    (Address of principal executive offices)

                                 (203) 622-6664

              (Registrant's telephone number, including area code)



================================================================================

Item 9.  Regulation FD Disclosure.

Introduction

       On October 23, 2000, new Securities and Exchange Commission rules, collectively referred to as "Regulation FD," became effective. PanAmSat Corporation ("PanAmSat" or the "Company") believes that Regulation FD requires us, among other things, and under certain circumstances, to have procedures reasonably designed to assure that, if some PanAmSat stockholders learn information about us and our company that is material, other PanAmSat stockholders will learn that information at or close to the same time. PanAmSat files this procedural 8-K to alert all PanAmSat stockholders to the disclosure practices we intend to follow.

Our website

       PanAmSat maintains a corporate website at www.panamsat.com, on which PanAmSat posts significant corporate information from time to time. In addition, Hughes Electronics Corporation, our majority stockholder, maintains a website at www.hughes.com, on which it posts significant information about PanAmSat from time to time. While significant information concerning PanAmSat stock will be made available to the public by various means, in addition to posting information on our website, we encourage interested parties to review our website to access all such information.

       We will maintain several discrete information sections on the PanAmSat website. One of these on the investor relations page of the PanAmSat website will be titled "Financial Guidance/Recent Presentations."

       Posting information on the "Financial Guidance/Recent Presentations" section of the PanAmSat website is not intended to, and does not, constitute a determination by us that the information is in fact material. Materiality can be a complex concept, and some information may be posted on the PanAmSat website that may not be "material," out of an abundance of caution to ensure compliance with applicable law. The fact that information is posted on this section of the PanAmSat website does not indicate a determination by us that dissemination of that information is legally required.

       From time to time, and during "quiet periods," which are discussed below, certain information originally posted to the "Current Guidance" page of the "Financial Guidance/Recent Presentations" section of the PanAmSat website will be moved to another page that will be titled "Archived Guidance." Information will be moved to the "Archived Guidance" section for historical reference purposes only, and thereafter will not be maintained or updated for accuracy. PanAmSat expressly disclaims any obligation to update archived information, and readers of the archived information should not assume the information is current. In order to access the "Archived Guidance" section, a viewer will be required to "click through" an acknowledgement that archived information may no longer be current and accurate.

Forecasts

       PanAmSat may post forecasts (in the form of ranges of projected financial and operating results with respect to specific items or in the form of directional commentary), as well as other forward looking data, in the "Financial Guidance/Recent Presentations" section of the PanAmSat website. When posted, the forecasts will represent PanAmSat management's current estimates as of the date of posting, which will be clearly indicated. In order to keep posted forecasts as current as practicable, PanAmSat intends to update any posted forecasts once PanAmSat has determined, in accordance with PanAmSat's internal procedures, that the posted forecasts no longer represent PanAmSat management's current estimates for the periods covered. If PanAmSat updates its posted forecasts, we will issue a public announcement and will update the "Financial Guidance/Recent Presentations" section of the PanAmSat website. PanAmSat does not assume any legal obligation to update the information on our website. PanAmSat's forecasts will constitute forward looking statements and will always be subject to various risk factors that may cause actual results to differ materially from the forecasts PanAmSat provides. These risk factors are identified on our website as well as in our Form 10-K's, Form 10-Q's and Form 8-K's.

       In order to access the "Financial Guidance/Recent Presentations" section of the PanAmSat website, viewers will be required to "click through" an acknowledgement that the viewer has read, and understands, a cautionary statement setting forth the risks and uncertainties related to forward looking statements, including forecasts, posted on the PanAmSat website. Forecasts may be posted, and updated, on the PanAmSat website by various means and PanAmSat does not assume any obligation to use a particular means to post, or update, forecasts on any particular occasion. Means of posting may include webcasts and recordings of webcasts, presentations, press releases and copies of excerpts from our Securities and Exchange Commission filings. The means used to post or update forecasts may vary from time to time and we may update forecasts by means other than those initially used to post such forecasts.

Analyst Meetings, Conference Calls and Discussions with Analysts and Institutional Investors, Quarterly Earnings Presentations

       PanAmSat will endeavor to simultaneously webcast all quarterly earnings conference calls with analysts, and may also webcast other analyst or investor conferences that PanAmSat may present or host, when PanAmSat considers it appropriate. PanAmSat intends to post recordings of these webcasts in the "Financial Guidance/Recent Presentations" section of the PanAmSat website and to maintain access to such recordings for a reasonable period after the event. When PanAmSat representatives take part in analyst or investor conferences sponsored by third parties that are webcast, PanAmSat will endeavor to provide instructions on how to access webcasts of the conference. PanAmSat may post in the "Financial Guidance/Recent Presentations" section any written presentations used by PanAmSat representatives in connection with quarterly earnings calls or analyst or investor conferences.

       On occasion, officials at our company will respond to communications or inquiries concerning PanAmSat from individual analysts, or specific institutional investors. If these conversations should occur, they are not intended to divulge material nonpublic information about PanAmSat, and we will take appropriate steps to avoid such disclosures from occurring. If PanAmSat becomes aware that information which might be material may have been unintentionally disclosed during one of these informal encounters, PanAmSat will, when appropriate, post a brief summary of the information that has been disclosed in the "Financial Guidance/Recent Presentations" section of the PanAmSat website. While PanAmSat may identify the generic classification applicable to the recipient of this information (for example, "analyst," or "institutional investor"), PanAmSat does not intend to identify the specific person with whom these conversations may have taken place. The posting of information in accordance with these procedures is not intended to, and does not, constitute a determination by PanAmSat that the information is material.

Quiet Periods

       During certain times, referred to as quiet periods, any forecast or similar forward looking information on the "Current Guidance" page of the "Financial Guidance/Recent Presentations" section of the PanAmSat website will be moved to the "Archived Guidance" page of the PanAmSat website and may no longer be relied upon as current. PanAmSat will post a prominent notice on the "Current Guidance" page of the PanAmSat website stating that a quiet period is in effect and you should no longer rely upon the previously posted forecast as representing PanAmSat's management's current estimates with respect to the subject matter of such forecast. Quiet periods will begin in the middle of the last month of each fiscal quarter and will end at the quarterly earnings announcement and will also include such other periods as may be determined by PanAmSat's management from time to time.

E-mail and blast fax alerts

       Interested parties will be able to register on the PanAmSat website to receive alerts via e-mail or blast faxes of upcoming analyst and investor conferences, earnings releases, significant changes to the "Financial Guidance/Recent Presentations" section of the PanAmSat website and other pertinent information.

       We do not assume responsibility for any problems relating to the transmission of e-mail or blast fax alerts, including but not limited to, problems relating to server disruptions and incorrect e-mail addresses or fax numbers. While we will endeavor to notify you when significant changes are made to the PanAmSat website, we do not assume any obligation to provide, and you should not expect to receive, a notice each time the forecasts posted on the PanAmSat website are updated.

Further Information

       Regulation FD is new. Its meaning and impact are not yet certain. We intend to monitor these policies and practices to see whether they are fulfilling their intended purpose. We encourage our shareholders to communicate with us if you have suggestions or comments regarding these procedures. Please address any such communications to:

                               Investor Relations
                         investorrelations@panamsat.com
                                 (203) 622-6664

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          PANAMSAT CORPORATION



                                          Dated:  January 12, 2001


                                          By: /s/ Michael J. Inglese
                                             -----------------------------
                                             Michael J. Inglese
                                             Chief Financial Officer